Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RICH STAR DEVELOPMENT CORPORATION (the "Company") on Form 10-K for the period ended December 31, 2013 (the "Report"), I, Siu Mun Kung, President, Chief Executive Officer (Principal Executive Officer) and Interim Chief Financial Officer (Interim Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

By: /s/ Siu Mun Kung

Siu Mun Kung,

President, CEO, (Principal Executive Officer), Interim Chief Financial Officer (Interim Principal Financial Officer)

Date: March 31, 2014